UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

HOKU CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of incorporation)

1288 Ala Moana Blvd, Suite 220 Honolulu, Hawaii		96814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Hoku Scientific, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2010, Hoku Corporation’s Compensation Committee recommended and the Board of Directors approved executive officer and independent director compensation for fiscal year 2011.  In establishing the compensation of our executive officers and independent directors, the Board of Directors selected corporate objectives that it believes align the interests of our stockholders with those of our executive officers and independent directors and which are designed to meet short-term goals and lay the foundation for long-term growth and success.

The executive compensation for fiscal year 2011 is comprised of (i) a base annual salary, (ii) a retention cash bonus, (iii) an environmental, health and safety bonus, (iv) a performance cash bonus, and (v) grants of restricted stock, as more particularly set forth below:

	Base Annual Salary	Retention Cash Bonus (1)	Environmental, Health and Safety Bonus (2)	Performance Cash Bonus (3)	Number of Shares of Restricted Stock Awarded
					Guaranteed (4)	Performance Based (5)
Scott B. Paul, President and Chief Executive Officer	$300,000	$100,000	$50,000	$150,000	48,000	32,000
Karl M. Taft, III, Chief Technology Officer	$150,000	$50,000	$25,000	$75,000	24,000	16,000
Jerrod Schreck, Chief Strategy Officer	$120,000	$40,000	$20,000	$40,000	24,000	16,000
Darryl S. Nakamoto, Chief Financial Officer, Treasurer and Secretary	$150,000	$50,000	$25,000	$75,000	24,000	16,000

_____
(1)           Twenty-five percent (25%) of the Retention Cash Bonus will be paid at the end of each quarter so long as such officer is employed as an officer at the end of the applicable quarter.
(2)           The Environmental, Health and Safety cash bonus will be paid on March 31, 2011 if we achieve a certain environmental, health and safety record for fiscal 2011.
(3)           The performance cash bonus is separated into three equal parts, with each part being paid if we achieve in fiscal 2011 a specified construction or operations milestone related to our polysilicon plant.  The amount that such officer earns from each part of the performance cash bonus shall be paid on March 31, 2011.
(4)           Each share of guaranteed restricted stock will be granted on April 1, 2010, and vest on March 31, 2011, provided that the officer continues as our employee as of the vesting date.
(5)           Each share of performance based restricted stock will be granted on April 1, 2010, and vest in eighteen (18) months if certain financial and operational goals are achieved.  If the applicable performance goal is achieved, as certified by our Compensation Committee, the vesting relating to such performance goal will accelerate to the date of certification.  In each case, if the performance goal is not achieved, the restricted shares will be forfeited on the date such determination is made.

In the fourth quarter of fiscal 2010, the Compensation Committee of the Board of Directors retained Towers Watson, compensation consultants, to advise our Compensation Committee relating to the compensation of our independent directors for fiscal year 2011.  After reviewing the information provided by Towers Watson, our Compensation Committee recommended and our Board of Directors approved the compensation of our independent directors for fiscal year 2011, which includes (i) an annual $30,000 cash retainer, (ii) grants of restricted stock valued at $30,000 that vest in one year, (iii) grants of stock options valued at $20,000 that vest in one year, and (iv) additional annual cash retainers for specific board committee chairs and members ($10,000 for the Chair of the Audit Committee, $6,500 for members of the Audit Committee, $7,000 for the Chair of the Compensation Committee, and $5,000 for members of the Compensation Committee).   The compensation listed above will only be paid to our independent directors, which currently includes Dean K. Hirata, Karl E. Stahlkopf, and Yi Zheng.  Our directors that are not deemed independent by our Board of Directors do not receive any compensation for serving on our Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with our Annual Meeting of Stockholders that was held on March 15, 2010, our Stockholders approved an amendment to our Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation.  The Certificate of Amendment of the Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on March 16, 2010.

A copy of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.3 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

 Results of Annual Meeting of Stockholders

We held our Annual Meeting of Stockholders on March 15, 2010.  A total of 36,706,849 shares or 67% of the common stock issued and outstanding as of the record date was represented in person or by proxy. The proposals presented at the meeting are described in detail in our proxy statement filed with the Securities and Exchange Commission on March 1, 2010. At the meeting, the Stockholders (i) elected Dean K. Hirata and Wei Xia to serve as directors until the 2012 Annual Meeting; (ii) ratified the selection of Ernst & Young LLP, as our independent registered public accounting firm, (iii) approved an amendment to our Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation; (iv) approved  an amendment to our 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to stock awards; and (v) approved  an amendment to our 2005 Non-Employee Directors' Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to options.

The following tables show the voting results of the Annual Meeting:

Proposal 1. Election of Directors.

	For	Against	Withheld
Dean K. Hirata	36,646,920	59,929	0
Wei Xia	36,646,658	60,191	0

Proposal 2. Ratification of Ernst & Young LLP.

For	Against	Abstained	Broker Non-Votes
36,690,881	13,153	2,815	0

Proposal 3. Amendment to Certificate of Incorporation to Change Name.

For	Against	Abstained	Broker Non-Votes
36,639,330	65,869	1,650	0

Proposal 4. Amendment to 2005 Equity Incentive Plan.

For	Against	Abstained	Broker Non-Votes
36,200,582	504,492	1,775	0

Proposal 5. Amendment to 2005 Non-Employee Directors’ Stock Option Plan.

For	Against	Abstained	Broker Non-Votes
36,197,070	507,554	2,225	0

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.3	Certificate of Amendment of the Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 19, 2010
Hoku Corporation

By:	/s/ DUSTIN SHINDO
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.3	Certificate of Amendment of the Amended and Restated Certificate of Incorporation